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                                                                   Exhibit 10.1

                                  ADAPTEC, INC.

                                 1999 STOCK PLAN



         1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c)      "BOARD" means the Board of Directors of the Company.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (e) "COMMON STOCK" means the Common Stock, $.001 par value, of the Company.

                  (f) "COMPANY" means Adaptec, Inc., a Delaware corporation.

                  (g) "COMMITTEE" means a Committee, if any, appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

                  (h) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services including, without limitation, directors of the Company who are not compensated for their services or are paid only a director's fee by the Company.

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                  (i)      "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT"
means the absence of any interruption or termination of the employment or consulting relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries or its successor. If reemployment upon expiration of a leave of absence in excess of ninety (90) days is not guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (j) "DISABILITY" means total and permanent disability, as defined in Section 22(e)(3) of the Code.

                  (k) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Subsidiary. The payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)     If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock or on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

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                           (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (n) "INCENTIVE STOCK OPTION" means an Option that satisfies the provisions of Section 422 of the Code.

                  (o) "NONSTATUTORY STOCK OPTION" means an Option that is not an Incentive Stock Option.

                  (p) "OPTION" means an Option granted pursuant to the Plan.

                  (q) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (r) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (s) "PARENT" corporation shall have the meaning defined in Section 424(e) of the Code.

                  (t)      "PLAN" means this 1999 Stock Plan.

                  (u) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (v) "SHARE" means the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (w) "SUBSIDIARY" corporation shall have the meaning defined in Section 424(f) of the Code.

         In addition, the terms "Cause," and "Change of Control" shall have the meanings set forth, respectively, in Section 9 below.

         3.       STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 9 of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be (a) 1,000,000 plus
(b) any Shares which have been reserved but unissued under the Company's 1990 Stock Plan (the "1990 Plan") as of the date of stockholder approval of this Plan, and (c) any Shares returned to the 1990 Plan after the date of stockholder approval of this Plan as a result of the termination of options under the 1990 Plan.

                  Subject to Section 9 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option granted hereunder is forfeited, or any such award otherwise terminates prior to the issuance

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of Common Stock to the participant, the Shares that were subject to such
Option shall again be available for distribution in connection with future Option grants under the Plan. Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

         4.       ADMINISTRATION OF THE PLAN.

                  (a)      PROCEDURE.

                           (i)      ADMINISTRATION WITH RESPECT TO CONSULTANTS
AND OTHER EMPLOYEES. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                           (ii)     MULTIPLE ADMINISTRATIVE BODIES. The Plan may
be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers and Consultants who are not directors.

                           (iii)    SECTION 162(M). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iv)     RULE 16B-3. To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

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                           (i)      to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(m) of the Plan;

                           (ii)     to select the Consultants and Employees to
whom Options may from time to time be granted hereunder;

                           (iii)    to determine whether and to what extent
Options or any combination thereof, are granted hereunder;

                           (iv)     to determine the number of shares of Common
Stock to be covered by each such award granted hereunder;

                           (v)      to approve forms of agreement for use under
the Plan;

                           (vi)     to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii)    to determine whether and under what
circumstances an Option may be settled in cash under subsection 7(a)(vi) instead of Common Stock;

                           (viii)   to determine whether, to what extent and
under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                           (ix)     to determine the terms and restrictions
applicable to Options; and

                           (x)      to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable and shall be subject to the consent or disapproval of the Administrator.

                  (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding.

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         5.       ELIGIBILITY. Nonstatutory Stock Options may be granted only to
Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options. Each Option shall be evidenced by a written Option agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options, other options.

                  Neither the Plan nor any Option agreement shall confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment at any time.

         6. TERM OF PLAN. Subject to Section 15 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 15. It shall continue in effect for a term of ten (10) years from the date the Plan or any amendment to add shares to the Plan was last adopted by the Board unless sooner terminated under Section 11 of the Plan.

         7.       OPTIONS.

                  (a) OPTIONS. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue Options in exchange for the surrender and cancellation of any or all outstanding Options. Option agreements shall contain the following terms and conditions:

                           (i)      OPTION PRICE; NUMBER OF SHARES. The per
Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall in no event be less than 75% of the Fair Market Value of Common Stock, determined as of the date of grant of the Option.

                           The Option agreement shall specify the number of
Shares to which it pertains.

                           (ii)     WAITING PERIOD AND EXERCISE DATES. At the
time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The

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Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be less than the waiting period, if any, nor, in the case of an Incentive Stock Option, more than ten (10) years, from the date of grant.

                           (iii)    FORM OF PAYMENT. The consideration to be
paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

                           (iv)     SPECIAL INCENTIVE STOCK OPTION PROVISIONS.
In addition to the foregoing, Options granted under the Plan, which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                    (1)      EXERCISE PRICE. The per share
exercise price of an Incentive Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                    (2)      DOLLAR LIMITATION. To the extent
that the aggregate Fair Market Value of (i) the Shares with respect to which Options designated as Incentive Stock Options plus (ii) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (i) Options shall be taken into account in the order in which they were granted, and (ii) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

Except as modified by the preceding provisions of this Section 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

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                           (v)      OTHER PROVISIONS. Each Option granted under
the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vi)     BUYOUT PROVISIONS. The Administrator may at
any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b)      METHOD OF EXERCISE.

                           (i)      PROCEDURE FOR EXERCISE; RIGHTS AS A
STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under Section 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (ii)     TERMINATION OF EMPLOYMENT. Upon termination
of an Optionee's Continuous Status as an Employee or Consultant (other than upon the Optionee's death or Disability), the Optionee may, but only within three (3) months (or such other period of time as is determined by the Administrator but in no event later than the expiration of the term of such Option as set forth in the stock option agreement) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination.

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                           (iii)    DISABILITY OF OPTIONEE. In the event of
termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within six (6) months from the date of such termination (and in no event later than the expiration of the term of such Option as set forth in the stock option agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination.

                           (iv)     DEATH OF OPTIONEE. In the event of the death
of an Optionee, Options granted hereunder to such Optionee shall become vested and exercisable, in addition to Shares as to which such Options would otherwise be vested and exercisable, for the lesser of the full number of Shares covered by the Options or an aggregate of 50,000 Shares. Each Option held by the Optionee at the time of death may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the stock option agreement.

                  (c) OPTION LIMITATION. The following limitation shall apply to grants of Options under the Plan:

                           (i)      No Employee shall be granted, in any fiscal
year of the Company, Options under the Plan to purchase more than 1,000,000 Shares.

                           (ii)     The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 9(a).

                           (iii)    If an Option is canceled (other than in
connection with a transaction described in Section 9), the canceled Option shall be counted against the limits set forth in Section 7(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         8. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER, ASSET SALE OR CHANGE IN CONTROL.

                  (a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which

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have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to one hundred percent (100%) of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders if a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

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                  (d)      In the event of a "Change in Control" of the Company
(as such term is defined in paragraph (f) below), then any Options outstanding upon the date of such Change in Control that are not yet exercisable and vested on such date shall have their vesting accelerated as to an additional twenty-five percent (25%) of the unvested Shares subject to such Options as of the date of such Change in Control, and such Stock Options shall continue to otherwise vest, (subject to (i) Optionee remaining in Continuous Status as an Employee or Consultant, and (ii) accelerated vesting as provided for in Sections 9(c) or 9(e) of this Plan) at the same rate and as to the same number of Shares per vesting period as immediately prior to the Change in Control. For example, if an Optionee holds an Option that is fifty percent (50%) vested immediately prior to the date of a Change in Control, which Option ordinarily vests so as to be one hundred percent (100%) vested four years after the date of grant (subject to Optionee maintaining his or her Continuous Status as an Employee or Consultant), the Option would become seventy-five percent (75%) vested upon the date of the Change in Control and would resume vesting (subject to (i) Optionee maintaining his or her Continuous Status as an Employee or Consultant, and (ii) accelerated vesting as provided for in Sections 9(c) or 9(e) of this Plan) so as to be one hundred percent (100%) vested three years following the date of grant.

                  (e) In the event an Optionee is involuntarily terminated without Cause within twelve (12) months following a "Change in Control" of the Company (as such terms are defined in Section 9(f) below), then any Options outstanding upon the date of such Change in Control that are not yet exercisable and vested on such date shall become one hundred percent (100%) exercisable and vested. Notwithstanding the foregoing, (unless Optionee is party to a duly authorized written agreement with the Company providing otherwise) this Plan does not constitute a contract of employment or impose on the Company any obligation to retain the Optionee, or to change the Company's policies regarding termination of employment or other provision of services. The employment of Optionees who are Employees is and shall continue to be at-will, as defined under applicable law, and may be terminated at any time, with or without cause.

                  (f)      DEFINITIONS.

                           (i)      CHANGE IN CONTROL. For purposes of this
Section, a "Change in Control" means the occurrence of any of the following:

                                    (A)      When any "person," as such term is
         used in Sections 13(d) and 14(d) of the Securities Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

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                                    (B)      A change in the composition of the
         Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (I) are directors of the Company as of the date hereof, or (II) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

                                    (C)      The consummation of a merger or
         consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                                    (D)      The consummation of the sale or
         disposition by the Company of all or substantially all the Company's assets.

                           (ii)     CAUSE. For purposes of this Section, "Cause"
shall mean (A) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as a service provider to the Company and intended to result in substantial personal enrichment of the Optionee, (B) the Optionee's conviction of a felony, or (C) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, or (D) continued substantial violations by the Optionee of the Optionee's duties to the Company which are demonstrably willful and deliberate on the Optionee's part after there has been delivered to the Optionee a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that the Optionee has committed continued substantial violations of his or her duties.

                  (g) GOLDEN PARACHUTE EXCISE TAX VESTING ACCELERATION LIMITATION. Notwithstanding any other provision of this Plan, in the event that the vesting acceleration provided for in this Plan or amounts or benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) but for this Section, would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Optionee's accelerated vesting hereunder shall be either

                           (i)      made in full, or
                           (ii) made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax,


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

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Optionee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the Change of Control (the "Accountants"). In the event of a reduction in benefits hereunder, the Optionee shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

         10. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         11.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

         14. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         15. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.



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